EXHIBIT 32.2

BK TECHNOLOGIES CORPORATION

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of BK Technologies Corporation (the “Company”) on Form 10-Q for the quarterly period ended June 30, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William P. Kelly, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Scott A. Malmanger
Scott A. Malmanger
Interim Chief Financial Officer
August 11, 2022